UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

(October 14, 2019)

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification
No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SANM	NASDAQ Global Select Market

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 14, 2019, Sanmina Corporation (the “Company”) announced the appointment of Kurt Adzema as Executive Vice President and Chief Financial Officer of the Company. Mr. Adzema, 50, previously served as the Executive Vice President, Finance and Chief Financial Officer of Finisar Corporation from January 2011 until September 2019. Mr. Adzema joined Finisar in January 2005 and served as its Vice President of Strategy and Corporate Development until March 2010, when he was appointed Senior Vice President, Finance and Chief Financial Officer. Prior to joining Finisar, Mr. Adzema held various positions at SVB Alliant, a subsidiary of Silicon Valley Bank which advised technology companies on merger and acquisition transactions, at Montgomery Securities/Banc of America Securities, an investment banking firm, and in the financial restructuring group of Smith Barney.

Mr. Adzema’s compensation package is described below.

Base Salary	Bonus Target as percentage of base salary		Equity Awards
$500,000	80	%*

•20,000 time-based restricted stock units vesting 25% on the first anniversary of the grant date, 25% on the second anniversary of the grant date and 50% on the third anniversary of the grant date

• 50,000 time-based restricted stock units vesting one-third on each of the first three anniversaries of the grant date

• 30,000 performance stock units tied to achievement of Corporate Budget targets over three years to be approved by the Compensation Committee of the Board of Directors

* Up to a maximum of 100% of base salary.

In addition, Mr. Adzema shall receive the Company’s standard change in control severance arrangement providing for certain benefits in the event of a qualifying termination of employment following a change in control of the Company.  These benefits consist of (1) payment, in a lump sum, of two times base salary and one times target bonus for the year, (2) acceleration in full of all unvested equity awards held by Mr. Adzema and (3) payment, in a lump sum, of premiums for continued health insurance coverage for a period of 18 months. The plan does not provide benefits unless the employee is terminated without cause or resigns for good reason within a specified period of time following a change in control.

The press release announcing Mr. Adzema’s appointment is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits.

Exhibit No	Description

Exhibit 99.1	Press Release issued by Sanmina Corporation on October 14, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

By:	/s/ Hartmut Liebel
Hartmut Liebel
Chief Executive Officer

Date: October 15, 2019

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